CONDENSED INTERIM CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2017	Jun. 30, 2016
REVENUES	$ 15,829	$ 10,883
COST OF REVENUES	9,356	8,689
GROSS PROFIT	6,473	2,194
OPERATING EXPENSES
Research and development, net	3,641	2,694
Sales and marketing	4,271	4,511
General and administration	3,191	3,437
Other income	(2,317)	(677)
Gain on barging purchase	0	(4,958)
Total operating expenses	8,786	5,007
OPERATING LOSS	(2,313)	(2,813)
FINANCIAL EXPENSES, NET	402	110
LOSS BEFORE INCOME TAX	(2,715)	(2,923)
INCOME TAX BENEFIT	58	1,492
NET LOSS FOR THE PERIOD	$ (2,657)	$ (1,431)
NET LOSS PER SHARE
Basic	$ (0.18)	$ (0.09)
Diluted	$ (0.18)	$ (0.09)
Weighted average number of ordinary shares used in computing basic net loss per share	14,938,339	15,075,177
Weighted average number of ordinary shares used in computing diluted net loss per share	15,015,582	15,163,123